Capital Group Core Equity ETF
Investment portfolio
August 31, 2024
unaudited

Common stocks 99.18% Information technology 24.57%	Shares	Value (000)
Microsoft Corp.	552,031	$230,274
Apple, Inc.	763,294	174,794
Broadcom, Inc.	725,811	118,177
NVIDIA Corp.	697,810	83,298
Accenture PLC, Class A	185,367	63,386
Texas Instruments, Inc.	246,676	52,873
Salesforce, Inc.	167,851	42,450
Samsung Electronics Co., Ltd.	448,236	24,931
Seagate Technology Holdings PLC	162,782	16,205
Oracle Corp.	113,216	15,996
ServiceNow, Inc.[1]	15,367	13,139
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	74,963	12,871
Intel Corp.	41,811	921
		849,315
Industrials 15.08%
RTX Corp.	617,231	76,129
General Electric Co.	360,925	63,025
Automatic Data Processing, Inc.	188,140	51,910
Boeing Co.[1]	284,648	49,455
Carrier Global Corp.	558,085	40,617
GFL Environmental, Inc., subordinate voting shares	706,661	30,606
TFI International, Inc.	184,756	27,368
General Dynamics Corp.	87,726	26,262
Airbus SE, non-registered shares	159,918	24,540
United Rentals, Inc.	32,445	24,050
Ingersoll-Rand, Inc.	260,614	23,833
Honeywell International, Inc.	102,127	21,233
Woodward, Inc.	111,755	18,624
TransDigm Group, Inc.	13,299	18,262
XPO, Inc.[1]	115,791	13,272
Union Pacific Corp.	47,071	12,054
		521,240
Health care 13.58%
UnitedHealth Group, Inc.	196,326	115,872
Eli Lilly and Co.	64,910	62,315
AbbVie, Inc.	304,948	59,864
Abbott Laboratories	342,694	38,817
Thermo Fisher Scientific, Inc.	58,365	35,899
Vertex Pharmaceuticals, Inc.[1]	69,197	34,314
GE HealthCare Technologies, Inc.[1]	400,174	33,943
Danaher Corp.	124,119	33,426
Revvity, Inc.	233,160	28,571
Capital Group Core Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Health care (continued)	Shares	Value (000)
Takeda Pharmaceutical Co., Ltd.	481,200	$14,263
Regeneron Pharmaceuticals, Inc.[1]	10,260	12,155
		469,439
Financials 12.17%
Mastercard, Inc., Class A	131,320	63,472
JPMorgan Chase & Co.	256,920	57,756
Fidelity National Information Services, Inc.	588,955	48,559
BlackRock, Inc.	39,139	35,296
S&P Global, Inc.	60,923	31,268
Visa, Inc., Class A	100,504	27,776
Capital One Financial Corp.	177,536	26,085
PNC Financial Services Group, Inc.	140,291	25,967
Marsh & McLennan Companies, Inc.	107,135	24,374
Berkshire Hathaway, Inc., Class B1	35,142	16,725
Arthur J. Gallagher & Co.	49,488	14,479
Wells Fargo & Co.	221,547	12,954
Chubb, Ltd.	44,235	12,571
Morgan Stanley	118,654	12,294
State Street Corp.	128,716	11,211
		420,787
Communication services 10.24%
Meta Platforms, Inc., Class A	322,264	167,999
Alphabet, Inc., Class A	542,921	88,703
Alphabet, Inc., Class C	332,023	54,820
Netflix, Inc.[1]	39,234	27,517
Comcast Corp., Class A	380,427	15,053
		354,092
Consumer discretionary 8.94%
Amazon.com, Inc.[1]	739,444	131,991
Wyndham Hotels & Resorts, Inc.	453,352	35,679
Restaurant Brands International, Inc.	400,507	27,827
Royal Caribbean Cruises, Ltd.[1]	146,783	24,163
Tesla, Inc.[1]	110,195	23,594
Home Depot, Inc.	56,313	20,751
InterContinental Hotels Group PLC	164,123	16,347
Churchill Downs, Inc.	116,356	16,170
Tapestry, Inc.	304,177	12,462
		308,984
Consumer staples 3.82%
British American Tobacco PLC	1,558,007	58,028
Philip Morris International, Inc.	229,676	28,317
General Mills, Inc.	234,252	16,934
Constellation Brands, Inc., Class A	62,466	15,036
Mondelez International, Inc., Class A	193,275	13,879
		132,194
Materials 3.27%
Air Products and Chemicals, Inc.	162,496	45,312
Linde PLC	51,905	24,824
Celanese Corp.	134,704	17,592
Capital Group Core Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Materials (continued)	Shares	Value (000)
Eastman Chemical Co.	148,576	$15,210
Freeport-McMoRan, Inc.	225,164	9,970
		112,908
Energy 2.98%
Baker Hughes Co., Class A	1,043,299	36,693
Canadian Natural Resources, Ltd. (CAD denominated)	829,099	30,010
Exxon Mobil Corp.	164,686	19,423
Chevron Corp.	114,529	16,945
		103,071
Utilities 2.48%
PG&E Corp.	1,679,890	33,094
Edison International	259,602	22,593
CenterPoint Energy, Inc.	609,416	16,637
Sempra	164,650	13,531
		85,855
Real estate 2.05%
VICI Properties, Inc. REIT	996,406	33,359
Equinix, Inc. REIT	31,654	26,411
Welltower, Inc. REIT	90,634	10,938
		70,708
Total common stocks (cost: $2,912,650,000)		3,428,593
Short-term securities 0.79% Money market investments 0.79%
Capital Group Central Cash Fund 5.30%[2,3]	273,061	27,314
Total short-term securities (cost: $27,306,000)		27,314
Total investment securities 99.97% (cost: $2,939,956,000)		3,455,907
Other assets less liabilities 0.03%		888
Net assets 100.00%		$3,456,795
Investments in affiliates3

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2024 (000)	Dividend or interest income (000)
Short-term securities 0.79%
Money market investments 0.79%
Capital Group Central Cash Fund 5.30%[2]	$54,961	$298,738	$326,382	$1	$(4)	$27,314	$781

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 8/31/2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Capital Group Core Equity ETF — Page 3 of 5

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group Core Equity ETF — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-301-1024
Capital Group Core Equity ETF — Page 5 of 5